CLS Strategic Global Equity Fund Class N Shares: SGEFX

PROSPECTUS

September 1, 2019, as amended October 4, 2019

17605 Wright Street

Omaha, NE 68130

www.advisoronefunds.com

(866) 811-0225

This Prospectus provides important information about the following series of AdvisorOne Funds: CLS Strategic Global Equity Fund (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.advisoronefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

TABLE OF CONTENTS

CLS STRATEGIC GLOBAL EQUITY FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
HOLDINGS DISCLOSURE	9
CYBERSECURITY	9
MANAGEMENT OF THE FUND	9
HOW SHARES ARE PRICED	11
HOW TO PURCHASE SHARES	12
HOW TO REDEEM SHARES	14
HOW TO EXCHANGE SHARES	16
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	17
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	18
HOUSEHOLDING	19
FINANCIAL HIGHLIGHTS	19
PRIVACY NOTICE	20

CLS STRATEGIC GLOBAL EQUITY FUND SUMMARY

Investment Objective:

The investment objective is long-term growth of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		Class N
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or net asset value of shares redeemed)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		None
Other Expenses		0.72%
Shareholder Servicing Expenses	0.25%
Remaining Other Expenses	0.47%
Acquired Fund Fees and Expenses (Underlying Funds)(1)		0.18%
Total Annual Fund Operating Expenses		1.65%
(1)	This number represents the combined total fees and operating expenses of the Underlying Funds (i.e., exchange traded funds, other open-end mutual funds, and closed-end funds) owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Acquired Fund Fees and expenses are based on estimated amounts for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example only accounts for the Fund’s expense limitation in place through its expiration period, August 31, 2020, and then depicts the Fund’s total annual expenses thereafter. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$168
3	$520

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has only recently commenced investment operations as of the date of this Prospectus, no portfolio turnover information is presented for the Fund at this time.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”) and open-end mutual funds. This group of investments is referred to as “Underlying Funds.” The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•	Investing in Underlying Funds that primarily invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. These investments may include smaller and medium capitalization companies.
•	Investing under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds.
•	Investing, under normal market conditions, in securities of issuers located in at least three different countries, and approximately 40% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities of issuers (i) that are headquartered or have their principal place of business outside the U.S., (ii) whose primary trading markets are outside the U.S. or (iii) that have at least 50% of their assets in, or expect to derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in countries outside the U.S.

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The Fund’s strategy will be executed in such a way as maintain a consistent level of risk that is comparable to the Fund’s risk budget benchmark. And because the Fund invests in Underlying Funds that primarily invest in both common stock and securities convertible into or exchangeable for common stock, the Fund’s risk budget benchmark will be included in future performance comparisons to provide a better performance comparison than a broad-based, single asset class benchmark. “Risk budget” is a proprietary risk calculation that measures the risk of each asset in the Fund relative to the global equity market. The Fund’s risk budget benchmark is comprised 60% of the Morningstar U.S. Market Index and 40% of the Morningstar Global Market ex US Lg-Mid Index. The weightings against this benchmark reflect the Fund’s broad exposure to the global equity market. The Morningstar U.S. Market Index is an index that measures the performance of U.S. securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index. The Morningstar Global ex U.S. Large-Mid Index is an index that measures the performance of Global Markets (ex-U.S.) equity markets targeting the top 90% of stocks by market capitalization.

For purposes of the Fund’s 80% and 40% policies discussed above, the Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined.

CLS continuously monitors the risk of the Fund’s investments and seeks to keep risk of the Fund near that of the risk budget benchmark. CLS’s assessment of a portfolio’s risk evaluates multiple risk factors over various time frames, including the portfolio’s volatility and performance during down periods.

CLS strategically manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes or in a particular security, to keep them within a given range of the style, size, sector, and regional allocations of the benchmark. When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance. CLS may sell and replace any Underlying Fund if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest. The Fund is not federally insured or guaranteed by any government agency. YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Equity Security Risk: Overall stock market risks may affect the value of the Fund’s investments. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value.

Foreign Securities Risk: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Additionally, the risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment, as well as greater social, economic, regulatory, and political uncertainties than more developed countries. Emerging market countries are those that are deemed by the World Bank to be low income, middle income, or upper middle income based on per capital gross national income.

Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk: Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

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Small and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk: You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, CLS may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

Performance:

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be delivered to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Investment Adviser:

CLS Investments, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund and from the team, the Fund is assigned co-portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio. Rusty Vanneman, CFA, Chief Investment Officer of CLS, and Konstantin Etus, CFA, Portfolio Manager at CLS, share responsibility for the day-to-day management of the Fund as co-portfolio managers.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How Shares Are Priced” of the Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130, or by calling 1-866-811-0225. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

CLS Strategic Global Equity Fund’s investment objective is long-term growth of capital. The Fund may change its investment objective upon 60 days’ written notice to shareholders. Shareholders of the Fund will be provided with at least 60 days’ prior written notice of any change in the Fund’s 80% equity policy or any change in the Fund’s international investment policy.

General Information About Fund Structure and Methodologies Employed

Fund Structure

The Fund is a “Fund of Funds.” In other words, the Fund pursues its investment objective by investing primarily in ETFs, and open-end mutual funds that are not affiliated with the AdvisorOne Funds or CLS. A “passive” or “index” ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. An active ETF is actively managed and does not seek to track the performance of a specific index. An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. The trading price of an ETF fluctuates in accordance with changes in market supply and demand. The Fund allocates its assets among a group of ETFs in different percentages. In addition to the Underlying Funds, the Fund may invest directly in individual securities. Under ordinary circumstances, the equity positions of the Fund will consist almost entirely of ETFs and open-end mutual funds, while the portion of the Fund’s portfolio allocated to fixed income, if any, typically will consist of ETFs, individual fixed income securities, or money market (cash).

Selection of Underlying Funds

The Fund invests in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and fixed income securities such as bonds. CLS selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance. CLS also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many funds in which the Fund invests may not share the same investment goal and investment limitations as the Fund. Normally, the Fund will invest its assets in Underlying Funds having a variety of different investment goals and strategies. The Fund may have a large percentage of its Underlying Fund assets managed by one investment adviser.

The Fund may purchase “no-load” mutual funds, which are sold and purchased without a sales charge. The Fund may also purchase “load” mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund. In addition, when CLS believes it is appropriate, the Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. CLS and the Fund’s distributor do not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds; however, they may receive shareholder servicing fees for the performance of certain administrative tasks. Such tasks include, but are not limited to, responding to customer inquiries, crediting distributions from the Fund to customer accounts, arranging for wire transfers of funds to or from a customer's account, forwarding disclosure documents and financial reports to shareholders, assisting in establishing and maintaining shareholder accounts and records, assisting investors in changing account information, and providing such other similar services as the Trust may reasonably request.

Allocation of Fund Assets Among Asset Types and Categories

In accordance with its specific investment strategies, CLS allocates the Fund’s assets primarily among various style and capitalization combinations of open-end and closed-end investment companies, exchange traded funds, specialty and industry sector funds (including utility funds), and international and global stock funds (including developed and emerging markets, regional funds and country specific funds). While not a part of the Fund’s principal investment strategy, the Fund may also allocate assets to international and global bond funds, U.S. Government securities, corporate bonds, high yield bond funds, and money market funds. The Fund may also invest in individual securities.

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Using fundamental and technical analysis, CLS assesses the relative risk and reward potential of these segments of the financial markets, with the objective of providing the best opportunity for achieving the Fund’s investment objective. The Fund’s portfolio is expected to vary considerably among the various asset types and categories as changes in economic and market trends occur. CLS underweights asset types and categories that it believes to have below average risk/reward potential and overweights asset types and categories that it believes to have above average risk/reward potential.

The asset allocation process is not limited to determining the degree to which the Fund’s assets should be invested in a given asset type or category. CLS continually explores opportunities in various subclasses of assets, which may include:

•	geoeconomic considerations (for example, “foreign” versus “domestic”)
•	maturities of fixed income securities (for example, “short-term” versus “long-term”)
•	market capitalization (for example, “large capitalization” versus “small capitalization”)
•	sector rotation (for example, “cyclical” versus “non-cyclical”)

Stock Segment. The Fund may invest in one or more stock funds, including common stocks and warrants. The Fund may also invest in individual stocks. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

The stock segment includes domestic and foreign equity securities of all types. CLS seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that CLS believes to have superior investment potential. When CLS selects stock funds, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Fixed Income Securities

Though not a part of its Principal Investment Strategy, the Fund may invest a portion of the Fund’s assets, directly or indirectly through investments in Underlying Funds in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, the following:

Certificates of Deposit or CDs: Time deposits, a financial product commonly offered by banks, thrift institutions, and credit unions. CDs are similar to savings accounts in that they are insured by the Federal Deposit Insurance Corporation for banks or by the National Credit Union Administration for credit unions. They are different from savings accounts in that the CD has a specific, fixed term (often three months, six months, or one to five years). It is intended that the CD be held until maturity, at which time the money may be withdrawn together with the accrued interest. In exchange for keeping the money on deposit for the agreed-on term, institutions usually grant higher interest rates than they do on accounts from which money may be withdrawn on demand, although this may not be the case in an inverted yield curve situation. Fixed rates are common, but some institutions offer CDs with various forms of variable rates. Some CDs are indexed to the stock market, bond market, or other indices.

Eurodollar Instruments: Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”) and Eurodollar Time Deposits (“ETDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Inflation Protected Bonds: Bonds that have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor-Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them.

Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade. These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

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Lower-Rated (Junk) Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

U.S. Government Securities: High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

U.S. Government Agency Securities: High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them.

U.S. Government Related Securities: Government-related securities and certificates issued by financial institutions or broker-dealers representing so-called “stripped” U.S. government securities (i.e., interest and principal components are offered separately), securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

Zero Coupon Securities: Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

Temporary Defensive Strategies

CLS or the investment advisers of the Underlying Funds in which the Fund invests, may invest in defensive positions when they believe it is appropriate to do so. When this happens, the Fund, or the Underlying Funds in which the Fund invests, may increase temporarily their investment in government securities and other short-term securities such as money market funds, or hold cash, without regard to the Fund’s, or the Underlying Funds’, investment restrictions, policies or normal investment emphasis. During such a period, the Fund, or the Underlying Funds in which the Fund invests, could be unable to achieve their investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with the U.S Securities and Exchange Commission rules. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from the Fund. The Fund may also use combinations of options and futures to achieve a more aggressive or defensive position. There can be no assurance that such risk management strategies will be implemented, or that if they are utilized that they will be successful in reducing losses to the Fund.

Primary Investment Strategy

The Fund invests primarily in open-end mutual funds and ETFs. The Fund’s investment adviser, CLS, seeks to achieve the Fund’s investment objective by using the following investment strategies:

•	Investing in Underlying Funds that primarily invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The Underlying Funds used by the Fund in its allocations consist primarily of ETFs. These investments may include smaller and medium capitalization companies.
•	Investing under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds.
•	Investing, under normal market conditions, in securities of issuers located in at least three different countries, and approximately 40% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities of issuers (i) that are headquartered or have their principal place of business outside the U.S., (ii) whose primary trading markets are outside the U.S. or (iii) that have at least 50% of their assets in, or expect to derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in countries outside the U.S.

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The Fund’s strategy will be executed in such a way as maintain a consistent level of risk that is comparable to the Fund’s risk budget benchmark. And because the Fund invests in Underlying Funds that primarily invest in both common stock and securities convertible into or exchangeable for common stock, the Fund’s risk budget benchmark will be included in future performance comparisons to provide a better performance comparison than a broad- based, single asset class benchmark. “Risk budget” is a proprietary risk calculation that measures the risk of each asset in the Fund relative to the global equity market. The Fund’s risk budget benchmark is comprised 60% of the Morningstar U.S. Market Index and 40% of the Morningstar Global Market ex US Lg-Mid Index. The weightings against this benchmark reflect the Fund’s broad exposure to the global equity market. The Morningstar U.S. Market Index is an index that measures the performance of U.S. securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index. The Morningstar Global ex U.S. Large-Mid Index is an index that measures the performance of Global Markets (ex-U.S.) equity markets targeting the top 90% of stocks by market capitalization. For purposes of the Fund’s 80% and 40% policies discussed above, the Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined.

CLS continuously monitors the risk of the Fund’s investments and seeks to keep risk of the Fund near that of risk budget benchmark. CLS’s assessment of a portfolio’s risk evaluates multiple risk factors over various time frames, including the portfolio’s volatility and performance during down periods.

CLS strategically manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes or in a particular security, to keep them within a given range of the style, size, sector, and regional allocations of the benchmark. When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance. CLS may sell and replace any Underlying Fund if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a complete investment program.

The following disclosure summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of the Prospectus.

Equity Security Risk: The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, which can occur sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the funds or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk,” meaning that stock prices in general (or in particular, the types of securities in which the funds invest) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities Risk. The Fund may invest directly or indirectly in foreign companies. Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on the U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions or these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Foreign Currency Risk: To the extent the Fund invests in Underlying Funds that hold securities denominated in foreign currencies, or invests directly in securities denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country.

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Emerging Markets Risk: Emerging market countries are those that are deemed by the World Bank to be low income, middle income, or upper middle income based on per capital gross national income. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Limited History of Operations Risk. The Fund is a new mutual fund and has limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of individual and institutional accounts. As a result, the adviser may not achieve its intended result in managing the Fund.

Management Risk: When the Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. An Underlying Fund may buy the same securities that another Underlying Fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the Underlying Funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.

Market Risk: Investments in securities and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic, political and market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests, either directly or through derivatives will cause the net asset value of the fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities and derivatives may fluctuate drastically from day to day.

Small and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization and medium-capitalization companies often have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or on an exchange and may or may not pay dividends.

Underlying Funds Risks: Because the Fund invests primarily in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. In addition, investing through the Fund in an underlying portfolio of funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing indirectly in Underlying Funds through the Fund, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including short term redemption charges. In addition, to the extent these Underlying Funds trade their portfolios actively; they will incur higher brokerage commissions as well as increased realization of taxable gains.

Underlying Fund Strategies Risk: When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other funds. Furthermore, the strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner CLS considers optimal. The Fund intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee of up to 2%. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund.

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ETF Risk: ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, CLS may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information. The Fund may, from time to time, make available quarter end (and in some instances month-end) portfolio holdings information on its website at www.advisoronefunds.com. The portfolio holdings are generally posted to the website within 15 days following the end of each quarter (or month as applicable) and remain available until more recent portfolio holdings are posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-866-811-0225.

CYBERSECURITY

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value (“NAV”); impediments to trading; the inability of the Fund, CLS, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT OF THE FUND

Investment Adviser

CLS Investments, LLC, a Nebraska limited liability company, serves as investment adviser to the Fund. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989. CLS has managed the Fund since its inception. As of April 30, 2019 CLS managed approximately $9.3 billion in client assets. In many cases CLS client assets are invested in the Fund. CLS maintains its principal offices at 17605 Wright Street, Omaha, NE 68130.

Under the terms of its investment advisory agreement, CLS is responsible for formulating the Fund’s investment program and for making day-to-day investment decisions and engaging in portfolio transactions. CLS also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Fund’s operations. As compensation for these services, CLS is entitled to receive a fee at the annualized rate (expressed as a percentage of average daily net assets) of 0.75%.

CLS has agreed to defer its advisory fee to limit total operating expenses at least through August 31, 2020, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) for Class N Shares do not exceed 1.50% of the Fund’s average daily net assets. Any deferral may be recouped by CLS from the Fund within three years from the date the amounts were deferred so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment.

A discussion regarding the basis for the Fund’s Board of Trustees’ approval of the Fund’s investment advisory agreement with CLS will be available in the Fund’s first semi-annual or annual shareholder report.

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Portfolio Managers

CLS utilizes a team approach for management of the Fund, and from the team the Fund is assigned co-portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio. The Fund’s Portfolio Management Team includes: Rusty Vanneman, CFA and Chief Investment Officer, Marc Pfeffer, Grant Engelbart, CFA, Konstantin Etus, CFA, Gene Frerichs, Jackson Lee, CFA, and Case Eichenberger. CLS’s Chief Investment Officer also provides strategic direction and oversight to the portfolio management team, including their management of the Fund. Mr. Vanneman and Mr. Etus serve the Fund as co-portfolio managers primarily responsible for the day-to-day management of the Fund and have done so since its inception.

Mr. Vanneman has been the Chief Investment Officer and a portfolio manager of CLS since September 2012. Previously, Mr. Vanneman was Chief Investment Officer and Portfolio Manager at Kobren Insight Management (“KIM”). Mr. Vanneman’s 11-year tenure at KIM included a five-year span during which KIM was owned by E*TRADE. At KIM, Mr. Vanneman also held positions as Managing Director, Director of Research, and Portfolio Manager for the former Kobren Insight mutual funds and the hedge fund Alumni Partners. At E*TRADE, he was the Senior Market Strategist and also served on the E*TRADE Capital Management, LLC Investment Policy Committee. Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company’s Strategic Advisors. Prior to that, he was a Managing Analyst for Thomson Financial’s Thomson Global Markets.

Mr. Pfeffer joined CLS as a Senior Portfolio Manager in August 2011. Previously, Mr. Pfeffer served as Chief Investment Officer of Milestone Capital Management, LLC (“Milestone Capital”) since 2004 and was also the head of Milestone Capital’s portfolio management and research teams. Prior to joining Milestone Capital, Mr. Pfeffer worked with Bear, Stearns & Co., Inc. and Goldman Sachs Asset Management.

Mr. Engelbart joined CLS in 2009 and has been a portfolio manager of CLS since 2013. Prior to joining CLS, Mr. Engelbart held positions at TD Ameritrade and State Street Corporation. Mr. Engelbart graduated from the University of Nebraska in Lincoln with a degree in Business Administration-Finance.

Mr. Etus joined CLS in 2011 initially as a Trading Specialist before becoming a member of CLS’s portfolio management team in 2013. Prior to joining CLS, Mr. Etus worked as an Associate Financial Analyst at ConAgra Foods, Inc., managing the company’s global cash network.

Mr. Frerichs joined CLS in 1997 and has been a Performance Analyst since 2004. He previously served as a Trading Specialist and Portfolio Administrator for CLS. Mr. Frerichs received his Bachelor of Arts degree in Mathematics from Chadron State College.

Mr. Lee joined CLS in 2014 as an Investment Research Analyst. Prior to joining CLS, Mr. Lee worked as an analyst for Orion Advisor Services, an affiliate of CLS, from June 2012 to November 2014. Mr. Lee graduated from Creighton University in Omaha with a degree in Business Administration.

Mr. Eichenberger joined CLS in 2007 and has been a portfolio manager of CLS since 2015. Mr. Eichenberger graduated from Midland University with a degree in Business Administration.

The Fund’s Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

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HOW SHARES ARE PRICED

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, CLS may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Class N Shares

The Fund offers one class of shares, the Class N shares. Class N Shares are offered without any sales charges, and are not subject to any 12b-1 fees, but may be subject to shareholder servicing fees as described herein.

The Board of Trustees of AdvisorOne Funds has adopted a Shareholder Servicing Plan with respect to the Class N shares of the Fund (“Class N Plan”). The Class N Plan allows the Fund to use part of its assets for the payment of certain shareholder servicing expenses, including administrative or other shareholder support services. For these services under the Class N Plan, the Fund pays CLS an amount equal to 0.25% of average net assets attributable to Class N shares of the Fund on an annualized basis. CLS shall use such monies to compensate other parties that have entered into shareholder servicing agreements with CLS with respect to the servicing of Fund shares.

Class N shares are offered through platforms under contractual arrangements with CLS or through programs offered by investment advisory representatives under contractual arrangements with CLS.

Purchasing Shares

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund
•	the dollar amount of shares to be purchased
•	a completed purchase application or investment stub
•	check payable to the applicable Fund

The minimum initial investment for Class N shares in the Fund is $2,500 for all accounts. The minimum subsequent investment in the Fund is $250.

AdvisorOne Funds or CLS may waive or lower these minimums in certain cases. You must complete and sign an application for each account you open.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may pre-authorize automatic investments of a minimum of $100 on specified days of each month into your established Fund account. You must complete the appropriate section of the application. Please contact the Fund at 1-866-811-0225 for more information about the Fund’s Automatic Investment Plan. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

The price for Fund shares is the Fund’s NAV per share. We will price your order at the next NAV calculated after the Fund receives your application or request in good order. For more information on how we price shares, see “Pricing of Fund Shares.”

The Fund and the Distributor each reserves the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

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Method of Purchase	Purchase Procedures
Through a Financial Professional	Contact your financial consultant. Your financial consultant can tell you the time by which you must submit your order to begin receiving dividends that day. To receive that day’s share price, your Financial Consultant must transmit the order to the Fund before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Through Brokers

The Distributor authorizes certain securities dealers, banks or other financial service firms (collectively, “brokers”) to purchase your shares. To receive that day’s share price:

•         you must place your order with the broker before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

By Mail

To purchase Fund shares, send your completed application to:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

Include with your application your check, payable to “AdvisorOne Funds”

To receive that day’s share price your order must be received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

By Wire	If you wish to wire money to make a subsequent investment in the Fund, please call 1-866-811-0225 for wiring instructions and to notify the Fund that a wire is coming. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. To receive that day’s share price your order must be received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

By Exchange

You may exchange your shares for the same class of shares of any of CLS Global Diversity Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund or CLS Shelter Fund (together with the Fund, the “CLS Funds”) or for Institutional Class shares of Milestone Treasury Obligations Fund, another series of AdvisorOne Funds (“Milestone”), by written request sent to:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

To receive that day’s share price your order must be received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

By Telephone

You may make subsequent purchases in your account by telephoning 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Fund is open. We will electronically transfer money from the bank account you designate on your Application to our account with AdvisorOne Funds. This investment option is only available if you have not declined or cancelled your telephone investment privilege.

To receive that day’s share price your order must be received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

IMPORTANT NOTES	Once you have requested a telephone transaction, and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

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HOW TO REDEEM SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a “redemption” because the Fund buys back its shares. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See Redemption Procedures Request in Good Order.

We will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. We generally expect to send your redemption to you within seven days after we receive your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. If you invest in the Fund and pay by check, and then submit a redemption request before that check cleared, the Fund will hold redemption proceeds until the clearance of the check.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Redemption proceeds must be payable to the registered shareholder(s) of the account or to a financial intermediary for the benefit of the registered shareholder(s) of the account. Please call 1-866-811-0225 for further information. We will not process your redemption request if it is not in good order. We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $2,500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Systematic Withdrawal Plan

If your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-866-811-0225.

Medallion Signature Guarantees

Your redemption request must be accompanied by a “medallion signature guarantee” under certain circumstances, such as if you are redeeming shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record.

Third Party Transactions

If you buy and redeem shares of the Fund through a member of the Financial Industry Regulatory Authority, Inc., that member may charge a fee for that service. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund’s net asset value next computed after it is received by the authorized broker or broker authorized designee.

CLS may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the Fund available for purchase on their platforms. These payments are made from CLS and are not charged to the Fund, unless part of an approved 12b-1 Plan.

Redemptions in Kind

The Fund reserves the right to honor any request for redemption by making payment, in whole or in part, “in-kind” if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). This means that, in lieu of cash, the Fund may redeem payment by distributing portfolio securities that the Fund owns. In-kind distribution of portfolio securities are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the Fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, which could cause an investor to realize losses on the security if the security is sold at a price lower than that at which it had been valued. Investors may incur brokerage charges and other transaction costs in connection with the selling of the securities received as a payment in-kind. As with any redemption, a shareholder will bear taxes on any capital gains from the sale of a security redeemed in-kind. In addition, a shareholder will bear any market risks associated with the security until the security can be sold.

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Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund at 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Fund is open.

You will NOT be eligible to use the telephone redemption service if you:

•    have declined or canceled your telephone investment privilege;

•    wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record for the account;

•    must provide supporting legal documents such as a signature guarantee for redemption;

•    have an account set up as a corporation, trust or partnership; or

•    wish to redeem from a retirement account.

By Mail

If you are redeeming Fund shares, you may send your redemption request to:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

You must include the following information in your written request:

•         a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;

•         other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships; and

•         a signature guarantee, if necessary.

By Wire	You may request your redemption proceeds be wired directly to the bank account designated on your application. The Fund’s transfer agent will charge you a $10.00 fee for each wire redemption. The transfer agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Request in “Good Order”

For our mutual protection, all redemption requests must include:

•   your account number;

•   the amount of the transaction;

•   for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers); and

•   any supporting legal documentation that may be required.

Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

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Options For Redemption Proceeds

You may receive your redemption proceeds by check or by wire.

Check Redemptions: Normally we will mail your check within two business days of a redemption.

Wire Redemptions: Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account. AdvisorOne Fund’s transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by AdvisorOne Funds.

Telephone Redemptions and Exchanges

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

AdvisorOne Funds reserves the right to refuse a telephone redemption or exchange if the caller cannot provide:

•	the account number
•	the name and address exactly as registered on the account
•	the primary social security or employer identification number as registered on the account

We may also require a password from the caller.

AdvisorOne Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

HOW TO EXCHANGE SHARES

The exchange privilege is a convenient way to buy shares in the Fund in order to respond to changes in your investment goals or in market conditions. You may exchange your shares of the Fund for the same class of shares of another CLS Fund or for Institutional Class shares of Milestone without paying any sales charge.

If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per fund.

You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

•	the Fund’s name;
•	account names and numbers;
•	name of the fund you wish to exchange your shares into;
•	the amount you wish to exchange;
•	specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and
•	signatures of all registered owners.

To exchange shares by telephone, you should call 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Fund is open. We will process telephone requests made after 4:00 p.m. Eastern Time at the close of business on the next business day. You should notify the Fund in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

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We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Systematic Exchange Program

The Systematic Exchange Program allows you to make regular, systematic exchanges among like classes of shares (e.g., from Class N to Class N) from one CLS Fund account into another CLS Fund account and also from one CLS Fund account into a Milestone Institutional Class shares account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

Limitation On Purchases, Redemptions and Exchanges

Purchases or sales of shares of the Fund and exchanges among CLS Funds and Milestone should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions or exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate the ability to purchase shares of the Fund or the exchange privilege for any shareholder making frequent purchases or sales or exchanges. The Fund may also modify or revoke the exchange privilege for all shareholders upon sixty days’ written notice.

Transferring Registration

You can transfer the registration of your shares in the Fund to another owner by completing a transfer form and sending it to the AdvisorOne Funds, 17605 Wright Street, Suite 2, Omaha, NE 68130.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder of the Fund, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When the Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. The Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-Term vs. Short-Term Capital Gains

•	Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.
•	Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Fund distributes dividends and capital gains annually, if any. These distributions are typically declared in December and paid in January of the following year, but are taxable as if paid on December 31st of the year declared. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call the Fund at
(866) 811-0225 for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

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Federal Tax Considerations

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, CLS attempts to take into account the tax consequences of its investment decisions. However, there may be occasions when CLS’s investment decisions will result in a negative tax consequence for the Fund’s shareholders.

Taxes on Distributions: You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Fund held the securities on which it realized the gains. In general, for individual shareholders, the maximum net capital gain rate for individuals is 20 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

Taxes on Sales or Exchanges: If you redeem your shares of the Fund, or exchange them for shares of another series of AdvisorOne Funds, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

“Buying a Dividend”: Unless your investment is in a tax-deferred account, you may want to avoid investing in the Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding: The Fund may be required to withhold U.S. federal income tax at the rate of 28% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Fund with its correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. The Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited. An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

AdvisorOne Funds may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Funds and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of AdvisorOne Funds to knowingly facilitate a purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Fund’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Fund or its other shareholders.

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The Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of the Fund’s shares and redeemers of the Fund’s shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Therefore, with respect to omnibus accounts, the Fund relies on selling group members to enforce the Fund’s market timing policies and procedures. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent know to the financial intermediary, to the Fund upon request.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

HOUSEHOLDING

To reduce expenses, we seek to mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts where possible. If you wish to receive individual copies of these documents, please call the Fund at (866) 811-0225 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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PRIVACY NOTICE

Rev. August 2019
FACTS		WHAT DOES ADVISORONE FUNDS (“ADVISORONE”) DO WITH YOUR PERSONAL INFORMATION?
Why?		Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?		The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?		All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons AdvisorOne chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does AdvisorOne share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call (866) 811-0225 or go to www.advisoronefunds.com

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Who we are
Who is providing this notice?	AdvisorOne Funds
What we do
How does AdvisorOne protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does AdvisorOne collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•          sharing for affiliates’ everyday business purposes—information about your creditworthiness

•          affiliates from using your information to market to you

•          sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of AdvisorOne:

•          Advizr, Inc.

•          CLS Investments, LLC

•          Constellation Trust Company

•          NorthStar Advizr Holdings, Inc.

•          NorthStar CTC Holdings, Inc.

•          NorthStar Financial Services Group, LLC

•          NorthStar Topco, LLC

•          Orion Advisor Services, LLC

•          Orion Advisor Solutions, LLC

•          Orion Portfolio Solutions, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • AdvisorOne does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

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WHERE TO GO FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Annual and Semi-annual Reports: Our annual and semi-annual reports list the holdings in the Fund, describe the Fund’s performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”): The Statement of Additional Information contains additional and more detailed information about the Fund.

The SAI is incorporated by reference into (and is thus a part of) this Prospectus.

There are three ways to get a copy of these documents:

1. Call or write for one, and a copy will be sent without charge.

AdvisorOne Funds

C/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

1-866-811-0225

The Prospectus, Annual Report, Semi-Annual Report and holdings information are available at www.AdvisorOneFunds.com.

2. Go to the SEC’s website (www.sec.gov) and download a free text-only version.

If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-866-811-0225.

If you purchased your shares through a financial institution, you may contact that institution for more information.

The AdvisorOne Funds’ Investment Company Act File Number is 811-08037.

www.advisoronefunds.com
17645 Wright Street • Suite 200 ▪ Omaha, NE 68130
(866) 811-0225

Distributed by Northern Lights Distributors, LLC
Member FINRA

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.